                                                                  Execution Copy

                                  CONFIRMATION

TO:          Wells Fargo Bank, N.A., not individually but solely as trustee for
             Carrington Mortgage Loan Trust, Series 2006-NC3 with respect to the
             Carrington Mortgage Loan Trust, Series 2006-NC3 Asset-Backed
             Pass-Through Certificates
             9062 Old Annapolis Road
             Columbia, Maryland 21045

Attention:   Client Manager-Carrington Mortgage Loan Trust, 2006-NC3
Telephone:   (410) 884-2000
Facsimile:   (410) 715-2380

FROM:        Swiss Re Financial Products Corporation
             55 East 52nd Street
             New York, New York 10055
Attention:   Head of Operations
Telephone:   (212) 407-7322
Facsimile.   (917) 322-7201

CC:
Attention:   Head of Legal
Facsimile:   (212) 317-5474

DATE:        August 10, 2006

Transaction Reference Number: 1045606 - Class A Certificates

Dear Sir/Madam,

     The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Wells Fargo Bank, N.A., not individually but solely as trustee for Carrington Mortgage Loan Trust, Series 2006-NC3 with respect to the Carrington Mortgage Loan Trust, Series 2006-NC3 Asset-Backed
Pass-Through Certificates, and Swiss Re Financial Products Corporation, a
corporation organized under the laws of the State of Delaware (each a "party"
and together "the parties") on the Trade Date specified below (the
"Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this
Confirmation, "Party A" means Swiss Re Financial Products Corporation, and
"Party B" means Carrington Mortgage Loan Trust, Series 2006-NC3, by Wells Fargo
Bank, N.A., not individually but solely as trustee for Carrington Mortgage Loan
Trust, Series 2006-NC3 with respect to the Carrington Mortgage Loan Trust,
Series 2006-NC3 Asset-Backed Pass-Through Certificates.

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the
"Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

     Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of August 1, 2006 (the "Pooling and Servicing Agreement"), among Stanwich Asset
Acceptance Company, L.L.C., as Depositor, New Century Mortgage Corporation, as
Servicer, and Wells Fargo Bank, N.A., as Trustee (the "Trustee).

                                                                  Execution Copy

     1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates.
In addition, the parties agree that for the purposes of this Transaction, this
Confirmation will supplement, form a part of, and be subject to that 1992 ISDA
Master Agreement (the "Master Agreement") dated as of August 10, 2006, between the parties. In the event of any inconsistency between the provisions of the
Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

     2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:             As set forth in Schedule A attached hereto

Trade Date:                  August 3, 2006

Effective Date:              August 10, 2006

Termination Date:            January 25, 2012, subject to adjustment in
                             accordance with the Following Business Day
                             Convention with respect to Floating Amounts and
                             subject to No Adjustment with respect to Fixed
                             Amounts.

FIXED AMOUNTS:

Fixed Rate Payer:            Party B

Fixed Rate Payer Payment     The 25th of each month
Dates:

Fixed Rate Payer Period      The 25th of each month, commencing on 25th
End Dates:                   September 2006 and ending on the Termination Date,
                             with No Adjustment.

Fixed Rate:                  5.425%

Fixed Rate Day Count         30/360
Fraction:

FLOATING AMOUNTS:

Floating Rate Payer:         Party A

Floating Rate Payer          The 25th of each month
Payment Dates:

Floating Rate Payer Period   The 25th of each month, commencing on 25th
End Dates:                   September 2006 in accordance with the Following
                             Business Day Convention.

Floating Rate for initial    To be determined
Calculation Period:

Floating Rate Option:        USD-LIBOR-BBA

Designated Maturity:         One month

Spread:                      None

Floating Rate Day Count      Actual/360
Fraction:

Reset Date:                  First day of each Calculation Period

Compounding:                 Inapplicable

BUSINESS DAYS:               New York

CALCULATION AGENT:           Party A; provided, however, if an Event of Default
                             has occurred with respect to Party A, a Reference
                             Market-maker, as designated by Party B, shall be
                             the Calculation Agent.

                                                                  Execution Copy

     3. ACCOUNT DETAILS.

Account for payments to Party A:

PAYMENT INSTRUCTION:              JP Morgan Chase Bank
                                  Swift: CHASUS33
                                  For the Account of Swiss Re Financial Products
                                  ACCT #: 066911184

Account for payments to Party B:

PAYMENT INSTRUCTION:              Wells Fargo Bank, National Association
                                  ABA#: 121-000-248
                                  ACCT #: 3970771416
                                  ACCT NAME: Corporate Trust Clearing
                                  For further credit to ACCT #: 50934501
                                  REF: Client Manager - Carrington Mortgage
                                  Loan Trust 2006-NC3

     4. Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation. Failure to respond within such period shall not affect the validity or enforceability of this Transaction.

Yours sincerely,

SWISS RE FINANCIAL PRODUCTS CORPORATION

By: /s/ Robert Spuier
    -----------------------------------
    Name:  Robert Spuier
    Title: Senior Vice President

Confirmed as of the date above:

By: WELLS FARGO BANK, N.A., NOT INDIVIDUALLY BUT SOLELY AS TRUSTEE FOR
CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3 WITH RESPECT TO THE CARRINGTON
MORTGAGE LOAN TRUST, SERIES 2006-NC3 ASSET-BACKED PASS-THROUGH CERTIFICATES

By: /s/ Darron C. Woodus
    -----------------------------------
    Name:  Darron C. Woodus
    Title: Assistant Vice President

SCHEDULE A to the Confirmation dated as of August 10, 2006,

Re: Reference Number 1045606

     AMORTIZATION SCHEDULE. Floating Rate Payer Period End Dates shall be subject to adjustment in accordance with the Following Business Day Convention, however, Fixed Rate Payer Period End Dates will use No Adjustment.

                                           Notional Amount
From and including    To but excluding          (USD)
------------------   ------------------   ----------------
August 10, 2006      September 25, 2006   1,553,335,000.00
September 25, 2006   October 25, 2006     1,522,978,203.30
October 25, 2006     November 25, 2006    1,489,528,975.52
November 25, 2006    December 25, 2006    1,453,120,691.85
December 25, 2006    January 25, 2007     1,413,906,813.41
January 25, 2007     February 25, 2007    1,372,059,782.98
February 25, 2007    March 25, 2007       1,327,770,116.87
March 25, 2007       April 25, 2007       1,281,245,288.33
April 25, 2007       May 25, 2007         1,232,708,405.57
May 25, 2007         June 25, 2007        1,182,396,690.29
June 25, 2007        July 25, 2007        1,130,559,765.85
July 25, 2007        August 25, 2007      1,077,457,766.83
August 25, 2007      September 25, 2007   1,023,359,284.97
September 25, 2007   October 25, 2007       967,949,542.39
October 25, 2007     November 25, 2007      915,265,043.88
November 25, 2007    December 25, 2007      865,177,875.32
December 25, 2007    January 25, 2008       817,566,718.24
January 25, 2008     February 25, 2008      772,316,444.14
February 25, 2008    March 25, 2008         729,326,049.33
March 25, 2008       April 25, 2008         684,206,086.92
April 25, 2008       May 25, 2008           637,364,402.09
May 25, 2008         June 25, 2008          589,073,574.10
June 25, 2008        July 25, 2008          539,737,981.23
July 25, 2008        August 25, 2008        493,720,445.02
August 25, 2008      September 25, 2008     451,399,958.21
September 25, 2008   October 25, 2008       412,239,688.42
October 25, 2008     November 25, 2008      376,000,940.74
November 25, 2008    December 25, 2008      349,803,075.88
December 25, 2008    January 25, 2009       330,869,323.88
January 25, 2009     February 25, 2009      317,500,792.51
February 25, 2009    March 25, 2009         308,602,582.12
March 25, 2009       April 25, 2009         299,953,817.27
April 25, 2009       May 25, 2009           291,556,833.49
May 25, 2009         June 25, 2009          283,413,229.45
June 25, 2009        July 25, 2009          275,523,800.49
July 25, 2009        August 25, 2009        267,888,355.61
August 25, 2009      September 25, 2009     260,499,025.41
September 25, 2009   October 25, 2009       260,499,025.41
October 25, 2009     November 25, 2009      260,499,025.41

                                          Notional Amount
From and including    To but excluding         (USD)
------------------   ------------------   ---------------
November 25, 2009    December 25, 2009     260,499,025.41
December 25, 2009    January 25, 2010      260,499,025.41
January 25, 2010     February 25, 2010     260,499,025.41
February 25, 2010    March 25, 2010        260,499,025.41
March 25, 2010       April 25, 2010        258,278,083.64
April 25, 2010       May 25, 2010          252,797,703.43
May 25, 2010         June 25, 2010         247,433,039.67
June 25, 2010        July 25, 2010         242,181,656.01
July 25, 2010        August 25, 2010       237,041,391.34
August 25, 2010      September 25, 2010    232,010,087.28
September 25, 2010   October 25, 2010      227,085,034.80
October 25, 2010     November 25, 2010     222,263,996.65
November 25, 2010    December 25, 2010     217,544,782.62
December 25, 2010    January 25, 2011      212,925,248.53
January 25, 2011     February 25, 2011     208,403,336.72
February 25, 2011    March 25, 2011        203,977,002.64
March 25, 2011       April 25, 2011        199,644,179.25
April 25, 2011       May 25, 2011          195,402,897.16
May 25, 2011         June 25, 2011         191,251,228.35
June 25, 2011        July 25, 2011         187,187,105.86
July 25, 2011        August 25, 2011       183,187,383.23
August 25, 2011      September 25, 2011    179,272,202.83
September 25, 2011   October 25, 2011      175,440,008.35
October 25, 2011     November 25, 2011     171,689,048.97
November 25, 2011    December 25, 2011     168,017,610.68
December 25, 2011    January 25, 2012      164,424,026.28